Exhibit 99.3

To Whom It May Concern:

Westcor Land Title Insurance Company was engaged by Bayview Fund Management LLC as diligence agent to order and review title reports for a population of 433 mortgage loans and 1 co-op share loan. Said title reports were obtained and reviewed between May 2019 and June 2020. With respect to these 433 mortgage loans and 1 co-op share loan:

General Findings:

1.	As set forth in the title reports:

a.	For 433 mortgage loans, the subject mortgage is recorded in the appropriate recording jurisdiction.
b.	For 1 co-op share loan for which, in lieu of a subject mortgage, a UCC1 or Deed of Trust is filed in the appropriate recording jurisdiction.

Findings with Respect to Pre-Origination MTG/Non-MTG Liens Only:

1.	As set forth in the title reports:

a.	For 378 mortgage loans, the title/lien search confirms the subject mortgage in expected lien position.

b.	For 56 mortgage loans, the title/lien search does not confirm the subject mortgage in expected lien position, but a clear title policy confirms the lien insured in expected lien position.

Findings with Respect to Potentially Superior Post-Origination HOA Liens Only:

1.	As set forth in the title reports:

a.	For 1 mortgage loan, potentially superior post-origination HOA liens/judgments were found of record. For this mortgage loan where an amount was available, the total amount of such potentially superior post-origination HOA liens/judgments is $295.00.

Findings with Respect to Potentially Superior Post-Origination Municipal Liens Only:

1.	As set forth in the title reports:

a.	For 1 mortgage loan, potentially superior post-origination municipal liens/judgments were found of record. For this mortgage loan where an amount was available, the total amount of such potentially superior post-origination municipal liens/judgments is $989.00.

Thank You,

Westcor Land Title Insurance Company

600 W Germantown Pike, Suite 450, Plymouth Meeting, PA 19462